Exhibit 99.1

CLS Holdings USA, Inc. Announces Proposed Amendments to Convertible Debentures and Underlying Warrants

LAS VEGAS, NV August 18, 2022 -- CLS Holdings USA, Inc. (OTCQB: CLSH) (CSE: CLSH), the ‘‘Company’’ or ‘‘CLS’’, a diversified cannabis company operating as Cannabis Life Sciences, today announced that a meeting (the “Meeting”) of holders (the “Debentureholders”) of the 8.0% unsecured convertible debentures due December 12, 2022 (the “Debentures”) of CLS USA, Inc. issued pursuant to an indenture dated as of December 12, 2018, as amended pursuant to a supplemental indenture dated as of March 31, 2021 (as the same has otherwise been amended or may be amended, modified, restated, supplemented or replaced from time to time, collectively, the “Indenture”) will be held on Thursday, September 15, 2022 at 2:00 p.m. (Toronto time). At the Meeting, the Company will seek the requisite approval by Debentureholders of record on August 11, 2022 of the Amendments (as defined below) to the terms of the Debentures. As more particularly described in the notice of meeting for the Meeting (the “Notice of Meeting”), a copy of which will be available on the Company’s profile at www.sedar.com and mailed to Debentureholders in accordance with applicable securities laws, at the Meeting, Debentureholders will be asked to consider and approve extraordinary resolutions to, among other things, amend (the “Amendments”):

(i)

the Indenture to include a mandatory conversion provision to permit the Corporation, in its sole discretion, to convert US$8,063,682, which includes US$7,931,490 in the principal amount of Debentures and accrued interest thereon, into units (“Units”) of the Corporation at a conversion price of US$0.07125 per Unit (“Mandatory Conversion Price”), with such conversion to occur on the effective date of the Amendments (anticipated to be September 15, 2022), and with distribution of such Units to take place within three business days following such conversion. This amount represents US$7,931,490, which is 60% of the current principal amount of outstanding Debentures, together with US$132,192, which is the accrued but unpaid interest thereon through to and including September 15, 2022 (the anticipated date of conversion), which interest will be paid in Units based on the Mandatory Conversion Price. Each Unit will continue to be comprised of one share of common stock in the capital of the Corporation (a “Share”) and one half of one Share purchase warrant (each whole share purchase warrant, a “Warrant”), with each Warrant entitling the holder to acquire a Share at an exercise price of US$0.10 per Share for a period of 36 months from the effective date of the amendments to the Indenture as contemplated hereby, and all in accordance with the warrant indenture dated as of December 12, 2018, as amended pursuant to a supplemental indenture dated as of March 31, 2021 (as the same has otherwise been amended or may be amended, modified, restated, supplemented or replaced from time to time, collectively, the “Warrant Indenture”), which Warrant Indenture will be further amended to reflect the terms described herein;

(ii)	the Conversion Price (as such term is defined in the Indenture), after the mandatory conversion, to reduce the Conversion Price from US$0.30 per Unit to US$0.10 per Unit;

(iii)	the mandatory conversion VWAP threshold from US$0.60 to US$0.20;

(iv)

the Indenture to permit registered Debentureholders to elect to convert greater than 60% of the principal amount of their Debentures plus accrued interest into Units at the Mandatory Conversion Price (“Voluntary Conversion”), provided that notice of the additional principal amount of Debentures to be converted is received from the registered Debentureholder by the Trustee on or before the date of the Meeting;

(v)

the Maturity Date (as such term is defined in the Indenture) to December 31, 2023 for 50% of the principal amount of Debentures outstanding after the mandatory conversion, and to December 31, 2024 for the remainder of the principal amount then outstanding;

(vi)

the Interest Payment Dates (as such term is defined in the Indenture) to provide for payment on December 31, 2023 and December 31, 2024, and so that all interest accruing from July 1, 2022 until December 31, 2024 will be estimated and paid as follows: one-third of the total scheduled accrued interest will be paid on December 31, 2023, and the balance of the accrued interest will be paid on December 31, 2024, all as more particularly described in the Notice of Meeting; and

(vii)

provided all regulatory approvals are obtained by the Company, the Indenture to include the grant of a security interest in certain select assets of the Company (such as licenses, inventory (including work in process), equipment (excluding equipment subject to leases or purchase money financing) and contract rights (excluding investments in entities other than wholly owned subsidiaries) to the holders of Debentures, to rank pari passu with other debtholders of the Company, which debts are currently secured or may be secured in the future.

Management and the board of directors of the Company regularly review and evaluate the Company’s capital structure and strategic alternatives relating to the Debentures and other obligations of the Company with a view to meeting the Company’s financial obligations and enhancing securityholder value. The maturity date for the Debentures is currently December 12, 2022, however, the Company does not anticipate being in a position to repay the Debentures with cash on hand when they become due. Notwithstanding the efforts of management, the Company has not been able to secure commercially reasonable re-financing terms to facilitate repayment of the Debentures. As a result, the Company is seeking approval for the Amendments so it can reduce its overall debt and strengthen its balance sheet in order to position it for future financial success.

About CLS Holdings USA, Inc.

CLS Holdings USA, Inc. (CLSH) is a diversified cannabis company that acts as an integrated cannabis producer and retailer through its Oasis Cannabis subsidiaries in Nevada and plans to expand to other states. CLS stands for “Cannabis Life Sciences,” in recognition of the Company’s patented proprietary method of extracting various cannabinoids from the marijuana plant and converting them into products with a higher level of quality and consistency. The Company’s business model includes licensing operations, processing operations, processing facilities, sale of products, brand creation and consulting services.

https://www.clsholdingsinc.com/

Twitter: @CLSHoldingsUSA

Forward Looking Statements

This press release contains certain “forward-looking information” within the meaning of applicable Canadian securities legislation and “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 (collectively, the “forward-looking statements”). These statements relate to, among other things, results of operations and financial performance, anticipated future events, the anticipated cash position of the Company when the Debentures come due and the securitization of the Debentures upon receipt of all applicable regulatory approvals. In some cases, you can identify forward looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology. These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered together with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events. See CLS Holdings USA filings with the SEC and on its SEDAR profile at www.sedar.com for additional details and risk factors.

Contact Information:

President

Andrew Glashow

888-438-9132

Investor Relations:

investors@clsholdingsinc.com

Source: CLS Holdings USA, Inc.